UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 11, 2008

National Holdings Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-12629	36-4128138
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

120 Broadway, 27th Floor, New York, NY 10271
(Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code: (212) 417-8000

875 North Michigan Avenue, Suite 1560, Chicago, IL 60611
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On April 11, 2008, David McCoy resigned as Chief Operating Officer of National Holdings Corporation and all positions with its subsidiaries (the “Company”), effective immediately. Mr. McCoy will continue his relationship with the Company as a registered representative and as a recruiter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL HOLDINGS CORPORATION
(Registrant)

Date: April 15, 2008	By: /S/ MARK GOLDWASSER
Mark Goldwasser
Chief Executive Officer